                                                                                                           COMMON STOCK

NUMBER                                              SENTO                                                     SHARES
                                            TECHNICAL INNOVATIONS

                                                                                                      SEE REVERSE SIDE FOR
                                                                                                       CERTAIN DEFINITIONS

 INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH - TRANSFERABLE IN THE CITY OF SALT LAKE CITY, UTAH   CUSIP 816918 10 6
--------------------------------------------------------------------------------------------------------------------------

THIS CERTIFIES THAT







                                                        SPECIMEN






IS THE RECORD HOLDER OF

--------------------------------------------------------------------------------------------------------------------------

                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.25 PAR VALUE OF

                                      SENTO TECHNICAL INNOVATIONS CORPORATION

                                               CERTIFICATE OF STOCK
TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE
PROPERLY ENDORSED.  THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE
REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


DATED:


                                                                              COUNTERSIGNED AND REGISTERED
SECRETARY/TREASURER                                    [SEAL]                          ATLAS STOCK TRANSFER CORPORATION
                                                                                            5899 SOUTH STATE STREET
                                                                                            SALT LAKE CITY, UTAH 84107

                                                                              BY


PRESIDENT                                                                                         AUTHORIZED SIGNATURE


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                       UNIF GIFT MIN ACT - ................Custodian...............
TEN ENT - as tenants by the entireties                                                        (Cust)                   (Minor)
JT TEN  - as joint tenants with right of                                                 under Uniform Gifts to Minors
          survivorship and not as tenants                                                Act ....................................
          in common                                                                                        (State)
                                                                      UNIF TRF MIN ACT - ..........Custodian (until age.........)
                                                                                           (Cust)
                                                                                         ................ under Uniform Transfers
                                                                                             (Minor)
                                                                                         to Minors Act ..........................
                                                                                                                 (State)


                             Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
|                                    |
--------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           Shares
--------------------------------------------------------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                         Attorney
------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------------


                                                          X
                                                            ---------------------------------------------------------------------

                                                          X
                                                            ---------------------------------------------------------------------
                                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                            AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                            WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed







By
   ----------------------------------------------------------------
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
   INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
   AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
